Exhibit 99.2

NAVIGATION TECHNOLOGIES CORPORATION
Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

        I, David B. Mullen, Chief Financial Officer (principal financial officer) of Navigation Technologies Corporation (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant (the "Report"):

        (1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ DAVID B. MULLEN
Name:	David B. Mullen
Date:	March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Navigation Technologies Corporation and will be retained by Navigation Technologies Corporation and furnished to the Securities and Exchange Commission or its staff upon request.